American Century International Bond Funds

PROSPECTUS SUPPLEMENT

INTERNATIONAL BOND FUND

Supplement dated August 5, 2002 * Prospectus dated May 1, 2002

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders of the fund approved the following proposal.

Shareholders of the aforementioned fund elected the fund's eight-member Board of
Trustees for indefinite terms, effective immediately following the meeting. The elected Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

SH-SPL-30981   0208